SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

Supplement dated February 21, 2012 to the Statement of Additional Information (“SAI”) dated December 29, 2011, for Performance Trust Total Return Bond Fund and Performance Trust Municipal Bond Fund, each a series of Trust for Professional Managers (the “Trust”)

Effective immediately, the investment policies of the Performance Trust Total Return Bond Fund (the “Fund”) are revised to reflect the Fund’s ability to engage in short sales as a non-principal investment strategy.

The disclosure under the section entitled “Investment Policies, Strategies and Associated Risks” in the SAI is hereby amended to include the following:

Short Sales (Total Return Bond Fund only)
As a non-principal investment strategy, the Fund may engage in short sales of securities in its portfolio representing up to 10% of the Fund’s net assets.  In a short sale, the Fund sells a security it does not own, in anticipation of a decline in the market value of the security.  To complete the transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  This price may be more or less than the price at which the security was sold by the Fund.  The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Typically, the Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale).  While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.

Please retain this supplement with your SAI.